GOVERNMENT ASSETS PORTFOLIO—SERVICE SHARES & PREMIER SHARES

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

GOVERNMENT ASSETS PORTFOLIO — SERVICE SHARES AND PREMIER SHARES

SUPPLEMENT DATED OCTOBER 17, 2016 TO

PROSPECTUS DATED OCTOBER 1, 2016

The footnote in the section entitled “PORTFOLIO SUMMARY — Portfolio Performance — Calendar Year Total Return (Service Shares)*” is replaced with the following:

*	Year to date total return for the nine months ended September 30, 2016 is 0.16%. For the periods shown in the bar chart above, the highest quarterly return was 1.20% in the fourth quarter of 2006, and the lowest quarterly return was 0.00% in the fourth quarter of 2015.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SPT PSDA (10/16)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS